[EXHIBIT 10.17]

                  MODIFICATION AND AMENDMENT NO. 1

              TO LOAN AGREEMENT DATED FEBRUARY 20, 2002

             (hereinafter referred to as the "Agreement")

Between

TEREX Corporation, a Delaware corporation a business company with its registered offices in the County of New Castle, 1013 Centre Road, City of Wilmington, State of Delaware
19805, USA
with its place of business at 500 Post Road East, Westport, Connecticut 06880, USA represented by Dr. Ernst Giese through a power of attorney,

                             (hereinafter referred to as the "Lender")

and

TATRA a.s.,
with its registered offices at Koprivnice, Stefanikova 1163, registered with the Commercial Register held by the Municipal Court in Ostrava under section B, file no. 309,
IC: 45 19 34 44
represented by Mr. __________________________,

                             (hereinafter referred to as the "Borrower")

and

SDC International Inc.,
a Delaware corporation,
with its principal executive office at 777 S. Flagler, 800 West, West Palm Beach, Florida 33401, USA, represented by Mr. Ronald A. Adams, its Chairman,

                             (hereinafter referred to as "SDC")

and

SDC Prague s.r.o.,
with its registered offices at Praha 2, Apolinarska 6, PSC: 12800, registered with the Commercial Register held by the Municipal Court in Prague under section C, file no. 57198,
IC: 25 64 05 26
represented by Mr. Milota K. Srkal,

                             (hereinafter referred to as "SDC
                             Prague," and together with SDC, the
                             "Guarantors")


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The parties mentioned above hereby modify and amend the Loan
Agreement dated February 20, 2002 as follows:


(1)	Section 3 will be replaced as follows:

The Loan Amount is granted for a period beginning on February 20, 2002 ("Signing Date") and ending on May 19, 2004 or earlier if terminated pursuant to Section 13 ("Maturity Date").


(2)	Section 5.3. will be amended as follows:

f. monthly repayment in 7 tranches, each USD 250,000.00 starting on October 19, 2003 until April 19, 2004. The remaining principal amount of USD 3,250,000.- will be paid in one bullet payment on May 19, 2004.


(3)	Section 19 will be amended as follows:

9. Tatra will enter into a Management Consulting Agreement with Terex on acceptable terms.

10. Tatra, SDC International, Inc. and SDC Prague s.r.o. hereby consent to the assignment by Terex of 4,370,000 shares of Tatra to Vectra Limited.


In______, on ______                       In _____, on_____



/s/                                       /s/
-------------------------                 ---------------------------
TEREX Corporation                         TATRA a.s.




In______, on ______                       In _____, on_____




/s/                                       /s/
-------------------------                 ---------------------------
SDC International Inc.                    SDC Prague s.r.o.


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